Other receivables, net (Tables)	6 Months Ended
Dec. 31, 2023
Other receivables, net
Summary of other receivables, net

	December 31,	June 30,
	2023	2023
	(Unaudited)
Advances to a third party	511,649	118,212
Receivable due from buyer of disposed entities	2,582,761	2,582,761
Total other receivables	3,094,410	2,700,973
Less: allowance for expected credit losses	(2,582,761)	(2,582,761)
Total other receivables, net	$511,649	$118,212